UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 1, 2014

Date of Report (Date of earliest event reported)

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5301 Stevens Creek Boulevard

Santa Clara, CA 95051

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (408) 345-8886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry Into a Material Definitive Agreement.

On August 1, 2014, Agilent Technologies, Inc. (“Agilent”) entered into a Separation and Distribution Agreement with Keysight Technologies, Inc., a wholly owned subsidiary of Agilent (“Keysight”), that sets forth, among other things, the agreements between Agilent and Keysight necessary to effect the previously announced separation of Agilent's electronic measurement business (the “Separation”) and the distribution of 100% of Keysight's outstanding common stock to Agilent's shareholders (the “Distribution”).  The Separation and Distribution Agreement identifies the assets to be transferred, the liabilities to be assumed and the contracts to be assigned to each of Keysight and Agilent as part of the Separation, and it provides for when and how these transfers, assumptions and assignments will occur.  The Distribution is subject to the final approval of Agilent's Board of Directors and the other conditions set forth in the Separation and Distribution Agreement.  Keysight will remain a wholly owned subsidiary of Agilent until the date of the Distribution.

On August 1, 2014, Agilent and Keysight also entered into certain other agreements that govern the ongoing relationship between Agilent and Keysight in connection with the Separation and Distribution, including a Tax Matters Agreement, an Employee Matters Agreement, an Intellectual Property Matters Agreement, a Trademark License Agreement and a Real Estate Matters Agreement (together with the Separation and Distribution Agreement, the “Agreements”).

Summary of certain material features of the Agreements are set forth in Keysight’s information statement, which was attached as Exhibit 99.1 to Amendment No. 4 to Keysight’s Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission on July 18, 2014, under the sections entitled “Certain Relationships and Related Person Transactions—The Separation and Distribution Agreement,” “Certain Relationships and Related Person Transactions—Tax Matters Agreement,” “Certain Relationships and Related Person Transactions—Employee Matters Agreement,” “Certain Relationships and Related Person Transactions—Intellectual Property Agreements” and “Certain Relationships and Related Person Transactions—Real Estate Matters Agreement,” which summaries are incorporated by reference into this Item 1.01.  The description of the Agreements set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation and Distribution Agreement, the Tax Matters Agreement, the Employee Matters Agreement, the Intellectual Property Matters Agreement, the Trademark License Agreement and the Real Estate Matters Agreement attached hereto as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Certain statements in this Form 8-K are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  These forward looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “anticipate” and other similar language.  However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking.  While management believes that these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements.

Although Agilent believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.  Such risks and uncertainties include, but are not limited to:  uncertainties as to the timing of the Separation and Distribution and whether it will be completed, the possibility that various closing conditions for the Separation and Distribution may not be satisfied or waived, the expected tax treatment of the Separation and Distribution, the impact of the Separation and Distribution on the businesses of Agilent and Keysight, the availability and terms of financing and expectations of credit rating.  Other important factors described in Agilent’s most recent Form 10-K and 10-Q reports on file with the U.S. Securities and Exchange Commission could also cause actual results or events to differ materially from those expressed in forward-looking statements. Agilent does not assume any obligation to update these statements except as is required by law.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated August 1, 2014, by and between Agilent Technologies, Inc. and Keysight Technologies, Inc.*

10.1	Tax Matters Agreement, dated August 1, 2014, by and between Agilent Technologies, Inc. and Keysight Technologies, Inc.

10.2	Employee Matters Agreement, dated August 1, 2014, by and between Agilent Technologies, Inc. and Keysight Technologies, Inc.

10.3	Intellectual Property Matters Agreement, dated August 1, 2014, by and between Agilent Technologies, Inc. and Keysight Technologies, Inc.

10.4	Trademark License Agreement, dated August 1, 2014, by and between Agilent Technologies, Inc. and Keysight Technologies, Inc.

10.5	Real Estate Matters Agreement, dated August 1, 2014, by and between Agilent Technologies, Inc. and Keysight Technologies, Inc.

*   Certain schedules and exhibits have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  Agilent will furnish supplemental copies of any such schedules or exhibits to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agilent Technologies, Inc.

Date: August 5, 2014	By:	/s/ Michael Tang
Michael Tang
Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated August 1, 2014, by and between Agilent Technologies, Inc. and Keysight Technologies, Inc.*

10.1	Tax Matters Agreement, dated August 1, 2014, by and between Agilent Technologies, Inc. and Keysight Technologies, Inc.

10.2	Employee Matters Agreement, dated August 1, 2014, by and between Agilent Technologies, Inc. and Keysight Technologies, Inc.

10.3	Intellectual Property Matters Agreement, dated August 1, 2014, by and between Agilent Technologies, Inc. and Keysight Technologies, Inc.

10.4	Trademark License Agreement, dated August 1, 2014, by and between Agilent Technologies, Inc. and Keysight Technologies, Inc.

10.5	Real Estate Matters Agreement, dated August 1, 2014, by and between Agilent Technologies, Inc. and Keysight Technologies, Inc.

*   Certain schedules and exhibits have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  Agilent will furnish supplemental copies of any such schedules or exhibits to the U.S. Securities and Exchange Commission upon request.